EXHIBIT 77Q1

The Registrant's By-laws, Exhibit (b) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 198 on November 28, 2006, accession number 0001193125-06-243002.